                                 ADDENDUM NO. 1
                                       TO
         RENEWAL RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A-10RN1
          TO MASTER LEASE AGREEMENT NO. 9003NJG407 (the "Master Lease")
                           DATED AS OF APRIL 20, 1990

      This Addendum No. 1 hereby amends and renames Renewal Rental Schedule and Acceptance Certificate No. A-10RN1 (the "Renewal Rental Schedule") between American Income Fund I-B, a Massachusetts Limited Partnership, as lessor and Quanterra Inc., as lessee.

      The Renewal Rental Schedule is hereby renamed Renewal Rental Schedule and Acceptance Certificate No. A-10RN2 (the "Renamed Renewal Rental Schedule").

      As set forth on the attached Schedule A, the Lease expiration date is changed from May 31, 1999 to December 31, 1999, and the Periodic Rent is adjusted from $3,250.00 to $3,093.00 beginning with the payment of Basic Rent due on January 1, 1997 and continuing monthly in advance thereafter through and including December 1, 1999 with respect to the Equipment leased hereunder as described on the attached Schedule B.

      IN WITNESS WHEREOF the parties hereto have caused this Addendum No. 1 to be executed and delivered by their duly authorized representatives as of this 1st day of January, 1997.

AMERICAN INCOME FUND I-B
LIMITED PARTNERSHIP
Lessor

By: AFG Leasing VI Inc.
Title: General Partner

By: /s/ Gail Ofgant
    -------------------------------
Title: VP & Authorized Signer
       ----------------------------

QUANTERRA INC.
Lessee

By: /s/ Debbie Pentik
    -------------------------------
Title: Purchasing Manager
       ----------------------------

LLR4OD-O1             EQUIS FINANCIAL GROUP              1/10/97 17:11:54 PAGE 1

                     Schedule A - Rental Schedule Economics

LESSEE:       ENSECO INCORPORATED
LESSOR:       EQUIS FINANCIAL GROUP

RENTAL SCHEDULE:                 A-10RN2
LEASE TERM (months):                            36
PRIMARY START DATE:                      1/01/1997
LEASE EXPIRATION DATE:                  12/31/1999
PAYMENT FREQUENCY:                         MONTHLY
ADVANCE/ARREARS:                           ADVANCE
LEASE RATE:                             .008160950
PER DIEM LEASE RATE:                    .000272032
PERIODIC RENT:                           $3,093.00
NUMBER OF PAYMENTS:                             36
TOTAL INTERIM RENT:                           $.00
PAYMENT COMMENCEMENT DATE:               1/01/1997
TOTAL EQUIPMENT COST:                  $379,000.00

DOCUMENTATION FEE:                  $20.00
                              --------------------

    DP      LESSEE INITIALS
----------

    GDO     LESSOR INITIALS
----------

ATF#: ENS-95RMKT

                                                                       EXHIBIT 2


       RENEWAL RENTAL SCHEDULE NO. A-7RN1 (the "Renewal Rental Schedule")
                           DATED AS OF JANUARY 1, 1996
          TO MASTER LEASE AGREEMENT NO. 9003NJG407 (the "Master Lease")
                           DATED AS OF APRIL 20, 1990

LESSOR                                       LESSEE
AMERICAN INCOME FUND I-B,                       QUANTERRA INCORPORATED
A MASSACHUSETTS LIMITED PARTNERSHIP             4955 YARROW ST
c/o AMERICAN FINANCE GROUP                      ARVADA, CO 80002
98 NORTH WASHINGTON ST
BOSTON, MA 02114

1.    LEASE TERM. PAYMENT DATES.

      This Renewal Rental Schedule, between American Finance Group, as lessor, lessor's interest therein having been previously sold and assigned to the above-referenced Lessor and Lessee incorporates by reference the terms and conditions of the Master Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Renewal Lease Term and at the Renewal Term Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Master Lease.

2.    BASIC RENT.

      Renewal Term Basic Rent is computed by multiplying the Total Equipment Cost by the Renewal Lease Rate set forth on the attached Schedule A.

3.    STIPULATED LOSS VALUE.

Notwithstanding the provision of Section 5 of the Master Lease, the Stipulated Loss Value for the Equipment during the Renewal Lease Term shall be equal to $10,000.00.

4.    LESSEE'S OPTION AT RENTAL SCHEDULE EXPIRATION.

      At the expiration of the Renewal Lease Term, upon (60) days prior written notice to Lessor, Lessee has the option to purchase all, but not less than all, items of Equipment leased pursuant to this Rental Schedule for $995.O0. If Lessee fails to give Lessor (60) days written notice, the Renewal Lease Term may, at Lessor's option, be extended and continue until (60) days from the date Lessor receives written notice of Lessee's decision to purchase the Equipment.

5.    ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      This Renewal Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Lessee hereby represents, warrants and certifies that the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof. Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease. To the extent any of the terms and conditions set forth in this Renewal Rental Schedule conflict with or are inconsistent with the Master Lease, this Renewal Rental Schedule shall govern and control. No amendment, modification or waiver of this Renewal Rental Schedule or the Master Lease will be effective unless evidenced in writing signed by the party to be charged. This Renewal Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

                       RENEWAL RENTAL SCHEDULE NO. A-7RN1
                                    PAGE TWO

The undersigned, being the duly authorized representative of the Lessee, hereby certifies that the items of Equipment described on the attached Schedule B have been duly delivered to the Lessee in good order and duly inspected and accepted by the Lessee as conforming in all respects with the requirements and provisions of the Master Lease, as of the Renewal Term Commencement Date stated on the attached Schedule A.

AMERICAN INCOME FUND I-B,
A MASSACHUSETTS LIMITED PARTNERSHIP            QUANTERRA INCORPORATED
Lessor                                         Lessee

By: AFG LEASING VI INCORPORATED                By: /s/ [Illegible]
                                                   ---------------------------
Title: General Partner                         Title: Director of Purchasing
                                                      ------------------------
By: /s/ [Illegible]
    ---------------------------
Title: Manager
       ------------------------

     COUNTERPART NO. 1 OF 2 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS.
     TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER
     THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

LLR40D-01                    AMERICAN FINANCE GROUP      1/17/96 15:39:33 PAGE 1

                     Schedule A - Rental Schedule Economics

LESSEE:              ENSECO INCORPORATED

LESSOR:              AMERICAN FINANCE GROUP

RENTAL SCHEDULE:                                                 A-7RN1

LEASE TERM (months):                                                 24

PRIMARY START DATE:                                           1/01/1996

LEASE EXPIRATION DATE:                                       12/31/1997

PAYMENT FREQUENCY:                                              MONTHLY

ADVANCE/ARREARS:                                                ADVANCE

LEASE RATE:                                                  .006880734

PER DIEM LEASE RATE:                                         .000229358

PERIODIC RENT:                                                  $375.00

NUMBER OF PAYMENTS:                                                  24

TOTAL INTERIM RENT:                                                $.00

PAYMENT COMMENCEMENT DATE:                                    1/01/1996

TOTAL EQUIPMENT COST:                                        $54,500.00

DOCUMENTATION FEE:
                                             --------------------------

/s/ E H    LESSEE INITIALS
----------

/s/ GDO    LESSOR INITIALS
----------

LLR41D-01                    AMERICAN FINANCE GROUP      1/17/96 15:39:37 PAGE 1

                        Schedule B Equipment Description

LESSEE: ENSECO INCORPORATED
                       RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBER: A-7RN1

LESSOR:   AMERICAN FINANCE GROUP

                                                                                                                 Acceptance
Equipment Cost       Serial Number     Year Manufacturer          Model            Type                          Date
------------------------------------------------------------------------------------------------------------------------------------
          13,500.00                         VG INSTRUMENTS        A/D PN CS4001    1 FOUR CHANNEL CHROM SERV      1/01/1996
          13,500.00                         VG INSTRUMENTS        A/D PN CS4001    1 FOUR CHANNEL CHROM SERV      1/01/1996
          13,500.00                         VG INSTRUMENTS        A/D PN CS4001    1 FOUR CHANNEL CHROM SERV      1/01/1996
          14,000.00                         VG INSTRUMENTS        PN CS1618        GC CONTROL BOARD               1/01/1996
-------------------
          54,500.00 Total for Location 2200 COTTONTAIL LN            SOMERSET                   NJ 08873

-------------------
-------------------
          54,500.00 Total Equipment cost

L2R13D                       AMERICAN FINANCE GROUP     12/27/95 10:16:57 PAGE 1

                         ASSET ACTIVITY CHECKLIST REPORT

PREPARED BY: DEBORAH SIMPSON
APPROVALS:    GDO    /
          ----------- -----------

TYPE 0F TRANSACTION

(X) RENEWAL LEASE                     ( ) CASUALTY AT STIPULATED LOSS VALUE
( ) SALE TO ORIGINAL USER             ( ) EARLY TERMINATION
( ) SALE TO THIRD PARTY USER          ( ) WAREHOUSE OF ASSETS
                                      ( ) OTHER
                                                --------------------------

PRIMARY TERM DATA

ORIGINAL LESSEE             ENSECO INCORPORATED
STREET ADDRESS 1            2200 COTTONTAIL LN
STREET ADDRESS 2
CITY, STATE, ZIP            SOMERSET                     NJ 08873
CONTACT NAME                BOB GEORGE
PHONE NUMBER                216-497-9396                 FAX  NUMBER

MASTER LEASE NUMBER         9003NJG407
LEASE DATE                   4/20/1990
RENTAL SCHEDULE             A-9
START DATE                   3/01/1991
EXPIRATION DATE              2/28/1995
PAYMENT FREQUENCY           M/ADV
LEASE RATE FACTOR            .022420000
ASSUMED DEBT RATE            8.8500
TREASURY RATE                 .00
LENDER/LOAN NUMBER
EQUITY OWNER(S)             1063
                            100.000000000

1 (X) ORIGINAL TITLES NA            3 (X) STOP BILL FORM
2 (X) PRODUCE IRR REPORT            4 (X) COLLATERAL DOCS REQUESTED NA

I.  WAREHOUSE DATA (SEE ATTACHED EQUIPMENT LIST)

WAREHOUSE COST      $
                     ----------------

DATE WAREHOUSED                          STOP BILL DATE
                    ------------------                      ------------------

L2R13D                       AMERICAN FINANCE GROUP     12/27/95 10:16:57 PAGE 2

                         ASSET ACTIVITY CHECKLIST REPORT

II.  EQUIPMENT SALE DATA (SEE ATTACHED EQUIPMENT AND PRICE LIST)

NEW LESSEE OR BUYER
STREET ADDRESS 1
STREET ADDRESS 2
CITY, STATE, ZIP
CONTACT NAME
PHONE NUMBER                                  FAX NUMBER

SALE TYPE                   BS      LS       OS     RS

TAX EXEMPTION STATUS        YES     NO              EXEMPTION NUMBER

TOTAL SALE PRICE                 $                  BROKERAGE FEE $
                                  ------------                     ------------

SALE DATE/STOP BILL DATE
                                 --------------

1 ( ) CREATE MEMO CODE                           6 ( ) CHANGE MEMO CODE
2 ( ) AS/400 INPUT                               7 ( ) REMOVE RS COUNTERPART
3 ( ) MISCELLANEOUS INVOICE                            IF ALL ASSETS ARE SOLD
4 ( ) PRODUCE DOCUMENTS/SEND TO BUYER            8 ( ) PREP FOR SCANNING
5 ( ) RECEIPT OF PAYMENT                         9 ( ) FINAL DOCUMENTS TO BUYER

III.  RENEWAL DATA (ATF MAY NEED TO BE CREATED)

NEW RENTAL SCHEDULE        A-9RN1          TERM                    24
                         ---------------                        ----------------
START DATE                 1-1-96          EXPIRATION DATE         12-31-97
                         ---------------                        ----------------
PAYMENT FREQUENCY    M/ADV [Circled]    Q/ADV    S/ADV    A/ADV    M/ARR
                     Q/ARR    S/ARR    A/ARR

STIPULATED LOSS VALUE   $ 30,000.00        LRF/RENT    $              /$ 1150.00
                         ---------------               ---------------
SEND DOCUMENTS TO LESSEE                   END OF LEASE OPTIONS purchase option-
                         ---------------                        ----------------
                                                                $2500.00  1-1-98
                                                                ----------------

1 (X) AS/400 INPUT                               5 ( ) ACTIVATION REPORT
2 (X) UPDATE EQUITY OWNER                        6 ( ) PREP FOR SCANNING
3 (X) PRODUCE DOCUMENTS/SEND TO LESSEE 2/7/96    7 ( ) FINAL DOCUMENTS TO LESSEE
4 (X) REQUEST UPDATED INSURANCE on file

IV.   NOTES, COMMENTS AND OTHER INFORMATION

            (*) Need to credit 86586 & 84383
          ------------------------------------------------------------

          ------------------------------------------------------------

L2R14D                       AMERICAN FINANCE GROUP     12/27/95 10:16:58 PAGE 1

                 ASSET ACTIVITY REPORT -- EQUIPMENT DESCRIPTION

LESSEE: ENSECO INCORPORATED
RENTAL SCHEDULE: A-9

Asset    Equipment Cost  Serial Number                 Manufacturer    Model       Type                   Status        Bill Code
------------------------------------------------------------------------------------------------------------------------------------
0010342      119,911.00                                ICAP            61E         AIR SPECTROMETER       LEASE         C000l
         --------------
             119,911.00  Total for Location 4955 YARROW ST                  ARVADA                 CO 80002        CODE C0001

         --------------
         --------------
             119,911.00  Total Equipment Cost

                               ** END OF REPORT **

====================
Facsimile                Quanterra Incorporated             [Quanterra LOGO]
Transmittal              4955 Yarrow Street                    Environmental
                         Arvada, CO 80002                      Services

                         Phone: (303) 421-6611
                         Fax: (303) 467-9136

Date:         12/6/95
            --------------------------------------------------------------------
Deliver To:   Debbie Simpson
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

Company:      Amer. Finance Group
            --------------------------------------------------------------------
Fax Number:   (617) 523-1410
            --------------------------------------------------------------------

From:         E. [Illegible]
            --------------------------------------------------------------------

Number of Pages (Including This Page)     1
                                       -------

If you did not receive all pages, please call (303) 421-6611.

Comments:

Please Review Rental Schedule A-9 (ICAP 61E) For A 2 Yr
--------------------------------------------------------------------------------
Term And Schedule A-7 For The Same, If Possible. If Not
--------------------------------------------------------------------------------
Then A-7 For 1 Yr. Our Preference, If At All Possible, For A-7
--------------------------------------------------------------------------------
Is Two Yrs.
--------------------------------------------------------------------------------
Can We Have These Effective 1-1-96??? We Must! Please let me know
--------------------------------------------------------------------------------
Thanks
--------------------------------------------------------------------------------
     [Illegible]
--------------------------------------------------------------------------------
          2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Confidentiality Notice:

The documents accompanying this telecopy transmission contains confidential information which is [Illegible] privileged. The information is intended only for use of the recipient [Illegible] above. If you [Illegible] received [Illegible] in error, please notify us immediately by telephone to arrange for the return of the documents to us, and you are hereby notified that any [Illegible] distribution, [Illegible] is strictly prohibited.
--------------------------------------------------------------------------------

                             PERFORMANCE SUMMARY SHEET

ACCT MGR:                    DEBBIE SIMPSON
LSCODE:                      ENSECO (QUANTERRA INC.)
RSCODE:                      A-9
EOCODE:                      1063-AIF I-C LP
EQTYPE:                      17
DESC:                        AIR SPECTROMETER
ORIGINAL OEC:                     $119,911.00
CURRENT OEC:                      $119,911.00
TERM:                                      48
FRQ (M/12 Q/4 S/2 A/1):                    12
ADV (1) ARR (2):                            1
LEASE RATE:                           0.02242
T-RATE:                                 7.56%
T-RATE + SPREAD                         8.30%
PRESENT VALUE:                         92.00%
HISTORICAL  IRR:                       11.14%
HISTORICAL % OEC:                      29.32%

                                                                                    OVER         TOTAL
------SCENARIO-------    ---OUTFLOW---    -----CASH FLOWS-----    ----IRR----    --T-RATE--   CASH FLOWS
BASE                           119,911            48      2,688        3.64%        -3.92%      129,043
CB (THROUGH 12/31/95)                             11      2,688       11.80%         4.24%       29,568
RNWL                                              24      1,150       16.06%         8.50%       27,600
PJCTDISP                                           1      2,500       16.33%         8.77%        2,500
                                                                                                      0
                                                                                                      0
                                                                                                      0
                                                                                                      0
                                                                                                      0

--------------------------------------------------------------------------------------------------------
OVERALL RESULTS:                   REV/ % OEC       $188,711.42      157.38%
RESIDUAL RESULTS:                  REV/ % OEC        $59,668.00       49.76%
HISTORICAL COMPARISON:             +/- % OEC                          20.44%

[GE LOGO]
                         GE Motors & Industrial Systems
-----------------------------------------------------
                                   Installation & Service Engineering Department General Electrical Company
                                   1 River Road, Schenectady, NY 12345

June 27, 1995

Brian Norton
American Finance Group
98 North Washinton St
Boston, MA 02114

Brian;

      Be advised that the material on lease schedule #1 routed through our warehouse in Illinois to locations outside that state should have the equipment location as One River Road, Schenectady, NY, 12345. This is Installation & Service Engineering Headquarters; whereas, Albany is a regional office. Please adjust your invoices accordingly.

                                                Regards,


                                                /s/ R. E. Wittnebel

                                                R. E. Wittnebel